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                                                                  Exhibit 10.17



                               LICENSE AGREEMENT

This License Agreement ("Agreement") is entered into this 25th day of May 2000, by and between

LIFE SCIENCES INC., (hereinafter referred to as "Licensor"), a corporation established under the laws of Delaware, having its registered offices at 2900 72nd Street North, St. Petersburg, Florida 33710, U.S.A.,

and

ORGANON TEKNIKA B.V. (hereinafter referred to as "Licensee"), a private company with limited liability incorporated under the laws of The Netherlands, having its principal place of business at Boseind 15, 5281 RM Boxtel, The Netherlands,

Licensor and Licensee to be referred to as each a "party" or together as "the parties".

WHEREAS, Licensor possesses Know How (as defined herein) relating to a NASBA Enzyme Cocktail which includes T7 RNA Polymerase in glycerol free medium, AMV-Reverse Transcriptase in glycerol free medium and E.coli RNase H in glycerol free medium;

WHEREAS, Licensee wishes to acquire rights under the Know How for the purpose of developing, manufacturing and using the Product (as defined herein);

WHEREAS, Licensor has the right to license, and is desirous of licensing the Know How, to the extent set forth herein;

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1 DEFINITIONS

1.1. The term "Know How" means all the know how, show-how, information, methods, techniques, specifications, formulae, instructions, procedures and data, whether patented or unpatented and disclosed by Licensor orally, in writing or in any other form to Licensee, and related to the development, manufacture and use of the Product.

1.2. The term "Product" means a NASBA Enzyme Cocktail which includes T7 RNA Polymerase in glycerol free medium, AMV-Reverse Transcriptase in glycerol free medium and E.coli RNase H in glycerol free medium.

1.3. The term "Supply Agreement" means the agreement for the supply of the Products entered into by Licensor and Licensee on; May 25th, 2000.

1.4. The term "Affiliate" means any company or other business entity which, by ownership of a majority of shares or more than 50% interest in income or otherwise, directly or indirectly controls, is controlled by or is under common control with either party.

1.5. The term "Effective Date" shall mean the day, month and year first set out above.

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ARTICLE 2 - RIGHTS

2.1. Commencing with the effective date, Licensor hereby grants to Licensee, which accepts the same, a royalty free, non-transferable, non-exclusive and indivisible license, without the right to Sublicense, to manufacture the Product for use in Licensee's own products for sale under its own label throughout the entire world.

2.2. Licensee is not permitted to develop, manufacture, use or sell any Product other than the Product for which a license is hereby granted under paragraph 2.1.

ARTICLE 3 - DEVELOPMENT

3.1. Promptly after execution of this Agreement, Licensor will disclose and deliver to Licensee all Know How in the possession of Licensor as needed by Licensee in the manufacture of the Product.

         The parties acknowledge, for the avoidance of doubt, that no transfer of ownership rights to intellectual property embodied in the Know How will be effected by such transfer of Know How.

3.2. After the transfer of the Know How by Licensor to Licensee pursuant to paragraph 3.1, Licensee shall assume and diligently pursue at its own expense all activities reasonably necessary to develop and manufacture the Product.

3.3. Where Licensee makes improvements to the Product or discovers or develops a new application of the Know How or the Product during the term of this Agreement, Licensee will grant a royalty free, non exclusive license to Licensor for the manufacture, development and use of these improvements for the commercial sale throughout the world of goods including the improvements.


ARTICLE 4 - TRADE MARK

Licensee will provide markings on the Product indicating that the Product was manufactured subject to a know how license of Licensor. Such markings do not in any way effect the exclusion of liability of Licensor as provided for in
Article 8.


ARTICLE 5 - DURATION AND TERMINATION

5.1. This Agreement shall become effective as from the Effective Date and shall remain in effect for the duration of the underlying Supply Agreement or until Licensor has resumed production of the Products as provided for in paragraph 11.2 of the Supply Agreement, whichever event occurs first.

5.2. In the event of a major breach by either party of this Agreement, in addition to all other rights and remedies which either party may have, the party not in default may terminate this Agreement by written notice to the other. Such termination shall become effective on the date set forth in the notice of termination, but in no event shall it be earlier than sixty (60) days from the date of mailing thereof and shall have no effect if to the satisfaction of the party not in default the breach has been cured within the said period of notice.

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5.3.     If one of the parties hereto becomes insolvent or makes an assignment for the benefit of creditors or proceedings in voluntary or involuntary bankruptcy are instituted on behalf of or against said party or a receiver or trustee of said party's property is appointed, this Agreement may be terminated with immediate effect by written notice by the other party without any notice period.

5.4. Licensor may terminate this Agreement in the event that Licensee, without the prior written consent of Licensor, assigns, in whole or in part, this Agreement to a third party other than an Affiliate or in the event there is a substantial change in the identity of Licensee's present control or shareholding. Licensor shall, at its own discretion, only exercise such right if such event has or might have a substantial impact on the business of Licensor or on the proper implementation of this Agreement.

5.5. Licensor may terminate this Agreement immediately where Licensee challenges, or threatens to challenge the validity and/or ownership of the Know How, including the secret nature, substance or identity of the owner of the Know How.

5.6. Upon termination, Licensee shall immediately cease to use the Know How and shall return promptly to the Licensor upon its request all data, information, records, reports etc. in respect of the Know How, and transfer all rights accruing to Licensee as a consequence of this Agreement.

ARTICLE 6 - CONFIDENTIALITY

6.1. Licensee agrees that any Confidential Information (as defined in paragraph 19.2 of the Supply Agreement) obtained by it from Licensor pursuant to this Agreement or the Supply Agreement, shall be kept in the strictest confidence and shall only be used for the proper performance of this Agreement, except that this obligation shall not apply to:

         a) information which is in or becomes part of the public domain otherwise than by breach of this Agreement; or

         b) information which the Licensee can show by written documents was in its possession at the date of receipt thereof from the Licensor; or

         c) information which was received by Licensee on a non-confidential basis from a third party having the legal right to transmit the same.

6.2. In the event that either party, its representatives or its Affiliates, or anyone to whom either party, its representatives or its Affiliates supply Confidential Information of the other party, are requested or required by oral questions, interrogations, requests for information or documents, subpoena, or any informal or formal investigation by any government or governmental agency or authority, or as a result of relevant laws, rules or regulations, to disclose any Confidential Information of the other party or such person's opinion, judgment, view or recommendation concerning or as developed from the Confidential Information of the other party, the parties agree:

         (a) to notify the other party immediately of the existence, terms and circumstances surrounding such a request or requirement;

         (b) to consult with the other party on the advisability of taking legally available steps to resist or narrow such request or requirement; and

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         (c)      if disclosure of such information is required, to furnish
                  only that portion of the Confidential Information of the other party which, in the opinion of the disclosing party's counsel, such party is legally compelled to disclose and to cooperate with any action by the other party to obtain an appropriate judicial order or other reliable assurance that confidential treatment will be accorded the Confidential Information of the other party.

6.3. The foregoing obligations shall cease five (5) years after termination or expiration of this Agreement.

ARTICLE 7 - LIABILITY

7.1. Licensee hereby undertakes to indemnify, defend and hold Licensor harmless against any claims, demands, damages and expenses (including reasonable attorneys' fees) in connection with any loss, damage, injury or death suffered by Licensee, its Affiliates, employees or any third party and either directly or indirectly arising or resulting or alleged to arise or result from the development, manufacture or use or sale of the Product.

7.2. The provisions of Paragraph 7.1 above shall apply with the provision that:

         (a) Licensor promptly notifies Licensee in writing after Licensor receives notice of any claim;

         (b) Licensee shall have as between Licensor and Licensee the right to sole control of the defense, trial, and any related settlement negotiations; and

         (c) Licensor reasonably cooperates with Licensee in the defense of any such claim.

ARTICLE 8 - ASSIGNMENT

Licensor shall have the right to assign this Agreement to, or to delegate its obligations hereunder to be performed by any successor, Affiliate of Licensor or third party. Subject to paragraph 2.1, this Agreement is not assignable by Licensee without the prior written consent of Licensor, which shall not be unreasonably withheld.

ARTICLE 9 - WHOLE AGREEMENT

This Agreement sets forth or refers to the entire agreement between the parties hereto relating to the subject matter of this Agreement and supersedes all prior agreements. This Agreement may be modified in writing only.

ARTICLE  10 - REPRESENTATIONS AND WARRANTIES

10.1. Licensor represents and warrants to Licensee that it has the full right and power to grant the license to the Know How as set forth in this Agreement.

10.2. Except as specifically set forth in paragraph 10.1. herein, Licensor makes no representations or warranties, either express or implied, arising by law or otherwise, including, but not limited to, implied warranties of merchantability or fitness for a particular purpose. In no event will Licensor have any obligation or liability arising from tort, or for loss of revenue or profit, or for incidental or consequential damages in this respect.
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         In particular, with no limitation, nothing in this Agreement will be construed as:

         (i) A warranty or representation that anything made, used, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents or other intellectual property rights of third parties;

         (ii) Conferring the right to use in advertising, publicity, or otherwise any trademark, trade name, or any contraction, abbreviation, simulation, or adaptation thereof, of Licensor, unless specifically authorized in this Agreement; or

         (iii) Conferring by implication, estoppel, or otherwise any license or rights under any patents or licenses of Licensor.

10.3. In the event of Licensee becomes aware of infringement of the Know How by a third party, it will immediately notify Licensor thereof.

         Licensor intends to use such reasonable efforts, as it in its sole discretion determines, to pursue infringers and enforce its rights in respect of the Know How.

         Licensee at Licensor's request, shall render all reasonable assistance and cooperation in that regard. Any recoveries resulting from such action by Licensor shall be Licensor's property.


ARTICLE 11 - APPLICABLE LAW AND DISPUTE RESOLUTION

11.1. This Agreement shall be deemed to have been made in and shall be construed in accordance with the laws of the State of Florida.

11.2. The parties shall attempt in good faith to resolve promptly any dispute arising out of or relating to this Agreement by negotiation. If the matter can not be resolved in the normal course of business, any interested party shall give the other party written notice of any such dispute not resolved, after which the dispute shall be referred to more senior executives of both parties, who shall likewise attempt to resolve the dispute.

11.3.    If the dispute has not been resolved by negotiation within forty-five
         (45) days of the disputing party's written notice, or if the parties fail to meet within twenty (20) days as from such notice, the parties shall endeavor to settle the dispute by mediation under the supervision of and in accordance with the guidelines of the Centre for Dispute Resolution (CEDR) in London, UK.

         Unless otherwise agreed, both parties or each individual party may request the CEDR to appoint an independent mediator. The language of mediation shall be English and the seat of mediation shall be agreed upon by both parties and, in the event parties do not timely agree, the seat will be determined by the mediator.

11.4. If the dispute has not been resolved by non-binding means as provided in 11.3 hereof within ninety (90) days of the initiation of such procedure, the dispute shall be finally and exclusively settled by arbitration in The Hague, or any other mutually agreed upon venue under the Uncitral Arbitration Rules by three (3) independent arbitrators appointed in accordance with said Rules. The appointing authority shall be The London Court of International Arbitration in London, England. The language of the arbitration shall be English. The arbitration shall be in lieu of any other remedy and the award shall be final
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         binding and enforceable by any court having jurisdiction for that purpose. This Paragraph shall, however, not be construed to limit or to preclude either party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate.

ARTICLE 12 - MISCELLANEOUS PROVISIONS

12.1. All notices which shall or may be given hereunder shall be in writing in English and shall be sent by registered mail or recognized carrier service addressed to the recipient at the addresses herein stated, or at such other address as a party may from time to time designate:

                  Organon Teknika B.V.
                  Boseind 15
                  5281 RM Boxtel
                  The Nethelands
                  Attn.: President

                  and

                  Life Sciences Inc.
                  2900 72nd Street North
                  St. Petersburg
                  Florida 33710, U.S.A.
                  Attn.: Vice President

12.2. The invalidity or impracticability of any terms of this Agreement shall not affect the validity of its remaining terms. In such a case, the parties shall agree without delay on a valid substitute term which shall approximate as closely as possible the purpose of the invalid or impracticable term.

12.3. The following provisions shall survive the expiration or termination of this Agreement.

         (a) for an indefinite period: Article 6 and 12; and

         (b) for a period of five (5) years: Article 7.

12.4. This Agreement does not appoint either party as the agent or legal representative of the other party, nor does it give either party the right or authority, expressed or implied, to incur liability of any kind in the name of or on behalf of the other party.

12.5.    This Agreement is written in the English language and executed in two
         (2) counterparts, each of which shall be deemed an original. The English language is the official language of this Agreement and that text of the Agreement shall prevail over any translation thereof.

12.6. Each party shall bear its own attorneys' fees and other expenses incurred in evaluating, drafting and negotiating this Agreement and in connection with the execution of this Agreement and shall hold the other party harmless for any such charges.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers in duplicate the day, month and year first written above.

For and on behalf of                        For and on behalf of
ORGANON TEKNIKA B.V.                        LIFE SCIENCES INC.


/s/ DR. R. SALSMANS                         /s/ ALEX BURNS
--------------------------------            --------------------------------
Name:  Dr. R. Salsmans                      Name:  Alex Burns
Title: President                            Title: Vice President


/s/ A.J.F. STAP
--------------------------------            --------------------------------
Name:  A.J.F. Stap                          Name:
Title: Executive Vice President             Title: